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                                                                      EXHIBIT 23


                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statement Nos. 33-50199, 33-51309, 333-02763, 333-44991 and 333-76020 of Public Service
Electric and Gas Company on Form S-3 of our report dated February 15, 2002, appearing in this Annual Report on Form 10-K of Public Service Electric and Gas Company for the year ended December 31, 2001.


DELOITTE & TOUCHE LLP

Parsippany, New Jersey
March 7, 2002